UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

Akari Therapeutics, Plc

(Exact Name of Registrant as Specified in Charter)

England and Wales	001-36288	98-1034922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 East Jackson Street, Suite 3300

Tampa, FL 33602

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (929) 274-7510

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 80,000 Ordinary Shares	AKTX	The Nasdaq Capital Market
Ordinary Shares, par value $0.000000005 per share*

*Trading, but only in connection with the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 30, 2026, Akari Therapeutics, Plc (the “Company”) held its Annual General Meeting. Proxies were solicited pursuant to the Company’s Proxy Statement, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. The number of ordinary shares entitled to vote at the Annual General Meeting was 140,032,769,533. The number of ordinary shares present or represented by valid proxy at the Annual General Meeting established a quorum for the Annual General Meeting. The Annual General Meeting duly proceeded in accordance with the provisions of the articles of association of the Company.

The voting results below are final and reported in ordinary shares.

Ordinary Resolution	For	Against	Abstain
To receive the report of the Board of Directors and the accounts for the year ended December 31, 2025, together with the report of the statutory auditor and the strategic report.	59,475,894,977	160,000	152,962,489
To approve, on an advisory-basis, the Board of Directors’ Remuneration Report (excluding the Board of Directors’ Remuneration Policy), as set out in the Company’s annual report and accounts for the financial year ended December 31, 2025.	41,140,049,749	944,080,000	17,544,887,717
To approve, the Directors’ Remuneration Policy, as set out in the Company’s annual report and accounts for the financial year ended December 31, 2025.	38,441,889,749	3,648,160,000	17,538,967,717
To re-elect Hoyoung Huh as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Company’s articles of association (the “Articles”).	31,783,014,977	5,492,720,000	22,353,282,489
To re-elect Robert Bazemore as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.	41,548,134,977	553,840,000	17,527,042,489
To re-elect James Neal as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.	13,069,414,977	29,032,560,000	17,527,042,489
To re-elect Sandip I. Patel as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.	41,560,694,977	541,280,000	17,527,042,489
To re-elect Samir R. Patel as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.	41,560,694,977	529,680,000	17,538,642,489
To re-elect Abizer Gaslightwala as a director of Akari, as a Class A Director as stated in Article 19.2.1 of the Articles.	42,095,414,977	480,000	17,533,122,489
To ratify the appointment of BDO USA, P.C. as independent registered public accounting firm of Akari for the year ending December 31, 2026.	59,487,814,977	160,000	141,042,489
To re-appoint HaysMac LLP as statutory auditors of Akari to hold office until the conclusion of the next annual general meeting at which accounts are laid before Akari shareholders.	59,457,974,977	29,840,000	141,202,489
To authorize the audit committee of the Board of Directors of Akari to fix the statutory auditors’ remuneration.	58,806,054,977	666,320,000	156,642,489
To approve, on a non-binding, advisory basis, the compensation of our named executive officers (“NEOs”) as disclosed in the Proxy Statement.	38,483,569,749	3,600,320,000	17,545,127,717

To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of ordinary shares, pursuant to the Company’s ELOC Purchase Agreement.	37,958,854,977	4,141,360,000	17,528,802,489
To approve, for the purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of Series H Warrants, Series I Warrants and Series J Warrants to purchase up to an aggregate of 4,411,764 American Depositary Shares pursuant to a securities purchase agreement dated May 20, 2026 and the issuance of the ADSs and ordinary shares underlying such warrants, and an aggregate of 117,647 placement agent ADSs pursuant to a placement agent agreement dated May 20, 2026.	37,806,614,977	4,299,760,000	17,522,642,489
To approve, in accordance with Nasdaq Listing Rule 5635(b), the potential issuance of shares in a private placement offering, which would result in a “change of control” of the Company.	38,003,814,977	4,102,480,000	17,522,722,489
That, in accordance with section 551 of the U.K. Companies Act 2006, our directors or any duly authorized committee of the directors be generally and unconditionally authorized to allot shares in Akari and to grant rights to subscribe for or to convert any security into shares in Akari up to an aggregate nominal amount of USD 20,000 for a period expiring (unless otherwise renewed, varied or revoked by Akari at a general meeting) on June 30, 2031 (the “General Allotment Proposal”), save that Akari may, before such expiry, make offers or agreements which would or might require such shares to be allotted or such rights to be granted after such expiry and the directors may allot such shares or grant such rights in pursuance of such offers or agreements notwithstanding that the authority conferred by this resolution has expired; and this resolution revokes and replaces all unexercised authorities previously granted to the directors to allot shares or grant rights to subscribe for or convert any security into shares, but without prejudice to any allotment of shares or grant of rights already made, offered or agreed to be made pursuant to such authorities.	53,833,094,977	5,690,480,000	105,442,489

Special Resolution	For	Against	Abstain

That, conditional the General Allotment Proposal being duly passed, in accordance with section 570 of the U.K. Companies Act 2006, the directors of Akari (or any duly authorized committee of the directors of Akari) be generally empowered to allot equity securities (as defined in section 560 of the U.K. Companies Act 2006) for cash pursuant to the authorization conferred on them by the General Allotment Proposal as if section 561 of the U.K. Companies Act 2006 and any pre-emption provisions in the Articles (or howsoever otherwise arising) did not apply to the allotment for a period expiring (unless previously renewed, varied or revoked by Akari prior to or on that date) five years after the date on which this resolution is passed save that Akari may, before such expiry, make an offer or agreement which would or might require shares to be allotted after such expiry and the directors may allot shares in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.

	53,853,889,749	5,667,120,000	108,007,717

At the Annual General Meeting, James Neal was not re-elected to the Board of Directors, having failed to receive the requisite shareholder approval. Accordingly, Mr. Neal’s service as a director ended upon the conclusion of the Annual General Meeting. Mr. Neal served as a member of the Audit Committee and Chair of the Compensation Committee of the Board of Directors immediately prior to the Annual General Meeting. Accordingly, subsequent to the Annual General Meeting, the Board of Directors appointed Dr. Ray Prudo to serve as a member of the Audit Committee, effective immediately, and Robert Bazemore, a current member of the Compensation Committee, was appointed Chair.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akari Therapeutics, Plc

Date: July 2, 2026	By:	/s/ Kameel Farag
Kameel Farag
Interim Chief Financial Officer